UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2023

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Capital Market
9.50% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value	OTRKP	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2023 and effective that same date, the board of directors of Ontrak, Inc. (the “Company,” “we,” “us,” or “our”) approved amendments to the amended and restated bylaws of the Company. Such amendments, among other things:

•address the right that may commence on August 31, 2023 of the holders of the Company’s 9.50% Series A Cumulative Perpetual Preferred Stock (the “Series A preferred stock”) to elect two directors to the Company’s board of directors;
•add advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders;
•update the provisions relating to stockholder meeting adjournment procedures and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law (the “DGCL”);
•add forum selection provisions providing that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative proceeding brought on behalf of the Company, any proceeding asserting a claim of breach of fiduciary duty owed to the Company or its stockholders, any proceeding asserting a claim against the Company governed by the internal affairs doctrine, and certain other proceedings relating to the Company will be a state court within the State of Delaware (or, if no state court located within the State of Delaware has subject matter jurisdiction, the United States District Court for the District of Delaware); and (b) the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, will be the federal district courts; and
•update certain provisions to conform to the DGCL and to make other administrative, modernizing, clarifying, and conforming changes, including changes to facilitate stockholder meetings held by means of remote communication.

The foregoing description of the amendments to the Company’s amended and restated bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated bylaws, as amended, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

The Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) is scheduled to be held on September 28, 2023. In accordance with the Company’s amended and restated bylaws, as amended, in order for any business to be brought before the 2023 Annual Meeting by a stockholder and/or for any person to be nominated for election to the Company’s board of directors at the 2023 Annual Meeting by a stockholder, such stockholder must deliver written notice by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, to the Company’s corporate secretary at the Company’s principal executive office. Such notice must be received by the Company’s corporate secretary not later than the close of business on the 20th day after public disclosure of the effectiveness of the advance notice provisions in the Company’s amended and restated bylaws. Such 20th day is August 24, 2023, and applies to any business any stockholder desires to bring before the 2023 Annual Meeting and to any person any stockholder desires to nominate for election to the Company’s board of directors at the 2023 Annual Meeting, including director nominees to be voted on by the holders of the Series A preferred stock, should such holders have a right to elect directors at the 2023 Annual Meeting. Proposals for business and/or director nominations delivered by stockholders and received by the Company’s corporate secretary after the close of business on August 24, 2023 will not be considered, or submitted to the stockholders for a vote, at the 2023 Annual Meeting. In addition to satisfying the timely notice requirement described above, for a stockholder to nominate any person for election to the Company’s board of directors and/or to bring any business before the 2023 Annual Meeting, the notice delivered by such stockholder to the Company’s corporate secretary must satisfy the content, information and other requirements of the Company’s amended and restated bylaws, as amended, the rules and regulations promulgated under the Exchange Act and other applicable law. Notices delivered by stockholders should be directed to: Ontrak, Inc., 2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052, Attention: Corporate Secretary.

The amendments to the Company’s amended and restated bylaws described above had no effect on the deadline for submitting stockholder proposals intended for inclusion in the Company’s proxy statement for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, which deadline has passed for the 2023 Annual Meeting.

Item 8.01 Other Events.

The disclosure in Item 5.03 above concerning the date of the 2023 Annual Meeting and the timely notice requirements for stockholder nominations of directors and submission of stockholder proposals is incorporated herein by reference. Further information concerning the 2023 Annual Meeting will be included in the Company’s definitive proxy statement for the 2023 Annual Meeting.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ontrak, Inc., as amended through August 4, 2023.
3.2	Amended and Restated Bylaws of Ontrak, Inc., as amended through August 4, 2023 (marked to show changes).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: August 4, 2023	By:	/s/ James J. Park
James J. Park
Chief Financial Officer

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